Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2022

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment	Maturity Date	Reference Rate and Spread	Interest Rate/Effective Yield	Acquisition Date ⁽²⁾	Principal Amount	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments at fair value
CLO Debt ⁽⁴⁾ ⁽⁵⁾
Structured Finance
1988 CLO 1 Ltd.	Secured Note - Class E	10/15/37	3M SOFR+8.05%	11.64%	09/23/22	$2,286,000	$2,057,400	$2,057,400	0.42%
Ares XLI CLO Ltd.	Secured Note - Class E-R	04/15/34	3M LIBOR+6.75%	9.26%	08/30/22	800,000	718,456	667,760	0.14%
Barings CLO Ltd. 2019-III	Secured Note - Class E-R	04/20/31	3M LIBOR+6.70%	9.41%	08/29/22	525,000	479,450	450,240	0.09%
Barings CLO Ltd. 2022-I	Secured Note - Class E	04/15/35	3M SOFR+7.00%	8.01%	03/18/22	4,450,000	4,093,659	3,843,910	0.78%
Barings CLO Ltd. 2022-II	Secured Note - Class E	07/15/35	3M SOFR+7.84%	10.32%	06/21/22	1,080,000	1,069,307	960,336	0.20%
Benefit Street Partners CLO XVII, Ltd.	Secured Note - Class E-R	07/15/32	3M LIBOR+6.35%	8.86%	09/08/22	1,025,000	919,871	875,965	0.18%
Carlyle US CLO 2021-1, Ltd.	Secured Note - Class D	04/15/34	3M LIBOR+6.00%	8.51%	02/02/21	1,250,000	1,239,083	1,032,875	0.21%
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class D	04/15/35	3M SOFR+3.40%	4.32%	03/15/22	850,000	848,725	733,805	0.15%
CIFC Funding 2015-III, Ltd.	Secured Note - Class F-R	04/19/29	3M LIBOR+6.80%	9.54%	02/23/18	2,450,000	2,402,184	1,772,085	0.36%
CIFC Funding 2019-I, Ltd.	Secured Note - Class E	04/20/32	3M LIBOR+6.83%	9.54%	08/29/22	1,025,000	950,052	899,438	0.18%
CIFC Funding 2022-I, Ltd.	Secured Note - Class E	04/17/35	3M SOFR+6.40%	8.88%	01/27/22	1,700,000	1,700,000	1,438,710	0.29%
Dryden 53 CLO, Ltd.	Secured Note - Class E	01/15/31	3M LIBOR+5.30%	7.81%	09/15/22	1,700,000	1,422,462	1,370,540	0.28%
Dryden 53 CLO, Ltd.	Secured Note - Class F	01/15/31	3M LIBOR+7.50%	10.01%	11/28/17	1,095,000	1,058,647	811,176	0.17%
Flagship CLO VIII, Ltd.	Secured Note - Class F-R ⁽⁶⁾	01/16/26	3M LIBOR+5.84%	8.58%	01/18/18	2,874,722	-	287	0.00%
Gilbert Park CLO, Ltd.	Secured Note - Class E	10/15/30	3M LIBOR+6.40%	8.91%	09/27/22	525,000	437,932	438,113	0.09%
Great Lakes CLO 2014-1, Ltd.	Secured Note - Class C-R	10/15/29	3M LIBOR+2.70%	5.21%	01/31/22	5,000,000	4,994,093	4,756,500	0.97%
Halcyon Loan Advisors Funding 2018-1 Ltd.	Secured Note - Class A-2	07/21/31	3M LIBOR+1.80%	4.51%	10/21/21	10,310,000	10,305,024	9,573,866	1.95%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F ⁽⁶⁾	07/18/31	3M LIBOR+8.27%	11.01%	05/17/18	877,561	843,401	274,326	0.06%
KKR CLO 22 Ltd.	Secured Note - Class E	07/20/31	3M LIBOR+6.00%	8.71%	09/13/22	650,000	570,748	543,855	0.11%
Madison Park Funding XIV, Ltd.	Secured Note - Class E-R	10/22/30	3M LIBOR+5.80%	8.56%	09/07/22	1,725,000	1,489,858	1,386,038	0.28%
Marathon CLO VII Ltd.	Secured Note - Class D ⁽⁶⁾	10/28/25	3M LIBOR+5.40%	8.19%	02/08/18	3,117,746	1,340,338	2,185,852	0.44%
Marathon CLO VIII Ltd.	Secured Note - Class D-R	10/18/31	3M LIBOR+6.44%	9.18%	08/14/18	4,150,000	4,088,978	2,730,700	0.56%
Marathon CLO XI Ltd.	Secured Note - Class D	04/20/31	3M LIBOR+5.50%	8.21%	02/06/18	1,650,000	1,650,000	1,072,170	0.22%
Neuberger Berman Loan Advisers CLO 40, Ltd.	Secured Note - Class E	04/16/33	3M LIBOR+5.85%	8.59%	09/30/22	1,625,000	1,348,750	1,348,750	0.27%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R	07/15/30	3M LIBOR+7.85%	10.36%	07/05/18	900,000	853,299	652,500	0.13%
Octagon Investment Partners 44, Ltd.	Secured Note - Class E-R	10/15/34	3M LIBOR+6.75%	9.26%	08/27/21	762,500	762,500	628,758	0.13%
OZLM XXII, Ltd.	Secured Note - Class D	01/17/31	3M LIBOR+5.30%	8.04%	02/05/18	900,000	897,683	687,420	0.14%
Regatta X Funding Ltd.	Secured Note - Class D	01/17/31	3M LIBOR+2.75%	5.49%	06/02/22	1,850,000	1,769,566	1,638,360	0.33%
RR 3 Ltd.	Secured Note - Class C-R2	01/15/30	3M LIBOR+2.50%	5.01%	10/27/21	875,000	866,133	743,138	0.15%
Signal Peak CLO 5, Ltd.	Secured Note - Class D	04/25/31	3M LIBOR+2.65%	5.43%	10/28/21	2,300,000	2,279,546	2,025,150	0.41%
Steele Creek CLO 2019-1, Ltd.	Secured Note - Class E	04/15/32	3M LIBOR+7.01%	9.52%	03/22/19	3,091,000	2,970,152	2,458,891	0.50%
TICP CLO V 2016-1, Ltd.	Secured Note - Class E-R	07/17/31	3M LIBOR+5.75%	8.49%	09/14/22	675,000	589,075	560,993	0.11%
TICP CLO XI, Ltd.	Secured Note - Class E	10/20/31	3M LIBOR+6.00%	8.71%	09/20/22	1,660,000	1,465,421	1,416,146	0.29%
Wind River 2019-2 CLO Ltd.	Secured Note - Class E-R	01/15/35	3M SOFR+7.00%	9.33%	02/04/22	1,175,000	1,173,531	1,002,040	0.20%
							59,655,324	53,038,093	10.79%

CLO Equity ⁽⁴⁾ ⁽⁷⁾ ⁽⁸⁾
Structured Finance
1988 CLO 1 Ltd.	Income Note ⁽¹⁰⁾	10/15/37	N/A	7.60%	09/23/22	7,876,000	6,136,192	6,136,192	1.25%
ALM VIII, Ltd.	Preferred Share ⁽⁹⁾	10/20/28	N/A	0.00%	06/02/16	8,725,000	-	17,450	0.00%
Anchorage Credit Funding 12, Ltd.	Income Note	10/25/38	N/A	13.64%	09/04/20	9,250,000	6,854,009	4,716,856	0.96%
Anchorage Credit Funding 13, Ltd.	Subordinated Note	07/27/39	N/A	10.15%	05/25/21	1,200,000	1,161,657	769,262	0.16%
Ares XXXIV CLO Ltd.	Subordinated Note	04/17/33	N/A	18.67%	09/16/20	18,075,000	7,678,643	6,074,533	1.24%
Ares XLI CLO Ltd.	Income Note ⁽¹⁰⁾	04/15/34	N/A	17.04%	11/29/16	29,388,000	15,293,381	12,701,965	2.58%
Ares XLIII CLO Ltd.	Income Note ⁽¹⁰⁾	10/15/29	N/A	15.24%	04/04/17	30,850,000	16,300,311	12,815,886	2.61%
Ares XLIII CLO Ltd.	Subordinated Note	10/15/29	N/A	15.24%	11/10/21	1,505,000	728,978	551,332	0.11%
Ares XLIV CLO Ltd.	Subordinated Note	04/15/34	N/A	14.36%	10/06/21	10,000,000	4,232,232	3,378,511	0.69%
Ares XLVII CLO Ltd.	Subordinated Note	04/15/30	N/A	20.65%	10/22/20	8,500,000	4,481,755	3,388,950	0.69%
Ares LVIII CLO Ltd.	Subordinated Note	01/15/35	N/A	18.04%	08/17/21	6,175,000	4,395,893	3,836,726	0.78%
Ares LI CLO Ltd.	Income Note ⁽¹⁰⁾	07/15/34	N/A	18.90%	01/25/19	13,353,849	8,860,269	7,745,337	1.58%
Bain Capital Credit CLO 2016-2, Limited	Income Note ⁽⁹⁾ ⁽¹⁰⁾	01/15/29	N/A	0.00%	11/30/16	16,700,000	1,396,051	250,691	0.05%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note	04/18/34	N/A	18.35%	04/29/21	9,100,000	7,083,621	6,032,019	1.23%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note ⁽¹⁰⁾	10/25/34	N/A	21.54%	09/24/21	1,500,000	1,070,065	894,657	0.18%
Barings CLO Ltd. 2018-I	Income Note ⁽¹⁰⁾	04/15/31	N/A	12.16%	02/23/18	20,808,000	12,309,930	7,559,281	1.54%
Barings CLO Ltd. 2019-I	Income Note ⁽¹⁰⁾	04/15/35	N/A	18.70%	02/12/19	13,085,000	9,346,877	8,032,383	1.63%
Barings CLO Ltd. 2019-II	Income Note ⁽¹⁰⁾	04/15/36	N/A	19.20%	03/15/19	16,150,000	10,386,924	9,123,442	1.86%
Barings CLO Ltd. 2020-I	Income Note ⁽¹⁰⁾	10/15/36	N/A	35.17%	09/04/20	5,550,000	2,818,144	3,860,585	0.79%
Barings CLO Ltd. 2021-II	Subordinated Note	07/15/34	N/A	21.35%	09/07/22	9,250,000	7,332,875	7,139,064	1.45%
Barings CLO Ltd. 2021-III	Subordinated Note	01/18/35	N/A	18.47%	11/17/21	2,000,000	1,589,916	1,344,413	0.27%
Barings CLO Ltd. 2022-I	Income Note ⁽¹⁰⁾	04/15/35	N/A	25.45%	03/18/22	7,500,000	5,970,000	6,231,505	1.27%
Barings CLO Ltd. 2022-II	Income Note ⁽¹⁰⁾	07/15/72	N/A	32.08%	06/21/22	10,800,000	4,116,593	4,004,335	0.81%
Basswood Park CLO, Ltd.	Subordinated Note	04/20/34	N/A	14.69%	08/17/21	4,750,000	4,061,547	3,118,659	0.63%
Battalion CLO IX Ltd.	Income Note ⁽¹⁰⁾	07/15/31	N/A	13.41%	07/09/15	18,734,935	11,169,839	6,621,471	1.35%
Battalion CLO 18 Ltd.	Income Note ⁽¹⁰⁾	10/15/36	N/A	39.03%	08/25/20	8,400,000	4,531,618	5,968,341	1.21%
Battalion CLO XIX Ltd.	Income Note ⁽¹⁰⁾	04/15/34	N/A	26.69%	03/11/21	8,600,000	4,926,171	5,175,220	1.05%
Battalion CLO XXIII Ltd.	Income Note ⁽¹⁰⁾	07/15/36	N/A	20.83%	05/19/22	8,800,000	7,026,386	6,818,169	1.39%
BBAM European CLO II DAC ⁽¹²⁾	Subordinated Note ⁽¹⁰⁾	10/15/34	N/A	13.88%	11/05/21	11,460,000	11,976,494	7,134,477	1.45%
Bear Mountain Park CLO, Ltd.	Income Note ⁽¹⁰⁾	07/15/35	N/A	14.22%	07/13/22	12,875,000	12,031,044	11,898,845	2.42%
Bethpage Park CLO, Ltd.	Income Note ⁽¹⁰⁾	10/15/36	N/A	19.78%	09/24/21	14,750,000	9,343,363	8,031,020	1.63%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note	10/22/30	N/A	2.37%	10/21/14	23,000,000	6,562,609	1,739,214	0.35%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note	07/30/30	N/A	41.16%	03/26/20	5,550,000	1,290,375	928,685	0.19%
BlueMountain CLO XXIII Ltd.	Subordinated Note	10/20/31	N/A	17.12%	02/24/21	6,340,000	4,320,144	2,969,783	0.60%
BlueMountain CLO XXIV Ltd.	Subordinated Note	04/20/34	N/A	29.81%	06/16/20	7,375,000	3,954,741	4,364,247	0.89%
BlueMountain CLO XXV Ltd.	Subordinated Note	07/15/36	N/A	27.10%	06/23/20	6,525,000	3,898,315	3,843,958	0.78%
Bristol Park CLO, Ltd.	Income Note ⁽¹⁰⁾ ⁽¹¹⁾	04/15/29	N/A	0.00%	11/01/16	34,250,000	18,170,577	8,292,585	1.69%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note	07/15/31	N/A	15.39%	06/02/16	10,800,000	3,441,064	2,031,574	0.41%
Carlyle US CLO 2017-4, Ltd.	Income Note	01/15/30	N/A	7.32%	10/13/17	9,000,000	4,895,268	2,626,786	0.53%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note	04/20/31	N/A	16.05%	03/23/21	4,730,000	2,498,695	1,581,045	0.32%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note	01/20/31	N/A	13.84%	02/18/21	6,625,000	4,480,569	2,931,450	0.60%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note ⁽¹⁰⁾	04/15/35	N/A	23.06%	04/13/21	7,005,000	5,277,988	5,336,035	1.09%
Carlyle US CLO 2021-1, Ltd.	Income Note ⁽¹⁰⁾	04/15/34	N/A	24.14%	02/02/21	13,425,000	7,431,463	7,529,255	1.53%
Carlyle US CLO 2021-4, Ltd.	Subordinated Note	04/20/34	N/A	16.08%	11/17/21	11,475,000	10,233,648	8,874,483	1.81%
Carlyle US CLO 2021-7, Ltd.	Income Note ⁽¹⁰⁾	10/15/35	N/A	20.80%	08/11/21	10,400,000	7,534,056	7,105,956	1.45%
Carlyle US CLO 2022-1, Ltd.	Income Note ⁽¹⁰⁾	04/15/35	N/A	20.26%	03/15/22	8,150,000	6,477,620	6,277,532	1.28%
CIFC Funding 2013-II, Ltd.	Income Note ⁽¹⁰⁾	10/18/30	N/A	10.14%	06/06/14	17,265,625	5,417,747	2,718,623	0.55%
CIFC Funding 2014, Ltd.	Income Note ⁽¹⁰⁾	01/18/31	N/A	6.55%	06/06/14	16,033,750	5,802,567	2,576,293	0.52%
CIFC Funding 2014-III, Ltd.	Income Note	10/22/31	N/A	6.66%	02/17/15	19,725,000	7,017,019	3,661,385	0.75%
CIFC Funding 2014-IV-R, Ltd.	Income Note	01/17/35	N/A	13.48%	08/05/14	8,457,500	3,297,523	2,133,922	0.43%
CIFC Funding 2015-III, Ltd.	Income Note ⁽¹⁰⁾ ⁽¹¹⁾	04/19/29	N/A	0.00%	06/23/15	9,724,324	3,063,521	1,394,424	0.28%
CIFC Funding 2019-III, Ltd.	Subordinated Note	10/16/34	N/A	18.60%	04/18/19	2,875,000	2,126,270	1,904,158	0.39%

See accompanying notes to the Consolidated Schedule of Investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2022

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment	Maturity Date	Reference Rate and Spread	Interest Rate/Effective Yield	Acquisition Date ⁽²⁾	Principal Amount	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁴⁾ ⁽⁷⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
CIFC Funding 2019-IV, Ltd.	Income Note ⁽¹⁰⁾	10/15/36	N/A	17.87%	06/07/19	$14,000,000	$10,208,547	$8,900,354	1.81%
CIFC Funding 2020-I, Ltd.	Income Note ⁽¹⁰⁾	07/15/32	N/A	32.35%	06/12/20	9,400,000	5,049,531	6,749,124	1.37%
CIFC Funding 2020-IV, Ltd.	Income Note ⁽¹⁰⁾	01/15/34	N/A	21.22%	12/11/20	7,900,000	5,678,025	5,664,034	1.15%
CIFC Funding 2021-III, Ltd.	Income Note ⁽¹⁰⁾	07/15/36	N/A	19.87%	04/23/21	17,275,000	10,415,275	9,992,836	2.03%
CIFC Funding 2021-VI, Ltd.	Income Note ⁽¹⁰⁾	10/15/34	N/A	20.66%	09/22/21	12,200,000	9,262,779	9,043,642	1.84%
CIFC Funding 2022-I, Ltd.	Income Note ⁽¹⁰⁾	04/17/37	N/A	20.29%	01/27/22	12,950,000	10,408,531	10,423,050	2.12%
CIFC Funding 2022-VI, Ltd.	Income Note ⁽¹⁰⁾	07/16/35	N/A	18.35%	08/01/22	10,700,000	8,611,435	8,582,914	1.75%
Cutwater 2015-I, Ltd.	Income Note ⁽¹⁰⁾ ⁽¹¹⁾	01/15/29	N/A	0.00%	05/01/15	31,100,000	9,925,378	3,515,645	0.72%
Dewolf Park CLO, Ltd.	Income Note ⁽¹⁰⁾	10/15/30	N/A	8.94%	08/10/17	7,700,000	4,859,497	2,537,849	0.52%
Dryden 53 CLO, Ltd.	Income Note	01/15/31	N/A	15.05%	11/28/17	7,684,999	3,985,465	2,416,421	0.49%
Dryden 64 CLO, Ltd.	Subordinated Note	04/18/31	N/A	32.53%	05/11/20	9,600,000	3,891,114	3,323,346	0.68%
Dryden 66 Euro CLO 2018 B.V. ⁽¹²⁾	Subordinated Note	01/18/32	N/A	5.34%	11/08/18	1,025,000	809,803	344,181	0.07%
Dryden 68 CLO, Ltd.	Income Note ⁽¹⁰⁾	07/15/49	N/A	17.99%	05/30/19	14,080,000	9,472,826	7,981,935	1.62%
Dryden 78 CLO, Ltd.	Subordinated Note	04/17/33	N/A	16.58%	02/04/21	1,000,000	789,224	644,723	0.13%
Dryden 85 CLO, Ltd.	Income Note ⁽¹⁰⁾	10/15/49	N/A	25.97%	09/17/20	8,610,000	6,222,453	6,534,067	1.33%
Dryden 88 Euro CLO 2020 DAC ⁽¹²⁾	Subordinated Note	07/20/34	N/A	14.57%	04/23/21	600,000	598,522	339,635	0.07%
Dryden 94 CLO, Ltd.	Income Note ⁽¹⁰⁾	07/15/37	N/A	19.90%	04/28/22	12,200,000	9,964,704	11,097,432	2.26%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note	01/20/30	N/A	19.20%	06/05/20	6,372,500	2,440,257	1,571,245	0.32%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note	01/15/35	N/A	20.42%	09/16/22	11,175,000	8,409,188	7,779,584	1.58%
Flagship CLO VIII, Ltd.	Income Note ⁽¹⁰⁾ ⁽¹¹⁾	01/16/26	N/A	0.00%	10/02/14	27,360,000	-	27,430	0.01%
Generate CLO 9 Ltd.	Subordinated Note	10/20/34	N/A	18.89%	04/27/22	5,000,000	4,092,532	3,807,879	0.77%
Greywolf CLO IV, Ltd.	Subordinated Note	04/17/30	N/A	18.02%	03/26/21	7,520,000	4,179,313	3,220,386	0.66%
HarbourView CLO VII-R, Ltd.	Subordinated Note ⁽¹¹⁾	07/18/31	N/A	0.00%	09/29/17	1,100,000	399,175	1,100	0.00%
Lake Shore MM CLO I Ltd.	Income Note ⁽¹⁰⁾	04/15/33	N/A	26.04%	03/08/19	14,550,000	9,446,927	9,619,256	1.96%
KKR CLO 36 Ltd.	Subordinated Note	10/15/34	N/A	20.20%	05/03/22	6,000,000	4,736,155	4,432,520	0.90%
Madison Park Funding XXI, Ltd.	Subordinated Note	10/15/49	N/A	22.48%	08/22/16	6,462,500	3,763,033	3,362,254	0.68%
Madison Park Funding XXII, Ltd.	Subordinated Note	01/15/33	N/A	15.86%	10/30/18	6,327,082	3,921,619	3,040,118	0.62%
Madison Park Funding XXXIV, Ltd.	Subordinated Note	04/25/32	N/A	22.96%	09/27/22	8,300,000	5,374,250	5,308,955	1.08%
Madison Park Funding XL, Ltd.	Subordinated Note	02/28/47	N/A	12.90%	06/02/16	16,550,000	6,578,852	4,396,228	0.89%
Madison Park Funding XLIV, Ltd.	Subordinated Note	01/23/48	N/A	17.25%	11/16/18	8,744,821	5,148,031	4,390,083	0.89%
Madison Park Funding XLVII, Ltd.	Subordinated Note	01/19/34	N/A	17.54%	04/29/21	2,000,000	1,628,460	1,586,510	0.32%
Marathon CLO VI Ltd.	Subordinated Note ⁽¹¹⁾	05/13/28	N/A	0.00%	06/06/14	6,375,000	2,683,581	318,750	0.06%
Marathon CLO VII Ltd.	Subordinated Note ⁽¹¹⁾	10/28/25	N/A	0.00%	10/30/14	10,526,000	52,630	10,526	0.00%
Marathon CLO VIII Ltd.	Income Note ⁽¹¹⁾	10/18/31	N/A	0.00%	06/16/15	16,333,000	8,366,494	3,429,930	0.70%
Marathon CLO X Ltd.	Subordinated Note ⁽¹¹⁾	11/15/29	N/A	0.00%	08/09/17	2,550,000	1,363,832	357,000	0.07%
Marathon CLO XI Ltd.	Subordinated Note ⁽¹¹⁾	04/20/31	N/A	0.00%	02/06/18	2,075,000	1,381,057	622,500	0.13%
Marathon CLO XII Ltd.	Subordinated Note ⁽¹¹⁾	04/18/31	N/A	0.00%	09/06/18	4,500,000	2,730,863	1,170,000	0.24%
OCP Euro CLO 2019-3 DAC ⁽¹²⁾	Subordinated Note	04/20/33	N/A	14.02%	05/26/21	1,500,000	1,368,821	849,506	0.17%
Octagon Investment Partners XIV, Ltd.	Income Note ⁽¹⁰⁾ ⁽¹¹⁾	07/15/29	N/A	0.00%	06/06/14	20,572,125	6,630,064	1,895,479	0.39%
Octagon Investment Partners 26, Ltd.	Income Note ⁽¹⁰⁾	07/15/30	N/A	20.76%	03/23/16	13,750,000	5,166,403	3,614,932	0.74%
Octagon Investment Partners 27, Ltd.	Income Note ⁽¹⁰⁾	07/15/30	N/A	18.38%	05/25/16	11,804,048	4,843,951	3,269,814	0.67%
Octagon Investment Partners 29, Ltd.	Subordinated Note	01/24/33	N/A	13.04%	05/05/21	9,875,000	6,692,590	4,782,875	0.97%
Octagon Investment Partners 37, Ltd.	Subordinated Note	07/25/30	N/A	12.33%	05/25/21	1,550,000	1,014,289	629,116	0.13%
Octagon Investment Partners 44, Ltd.	Income Note ⁽¹⁰⁾	07/20/34	N/A	20.11%	06/19/19	13,500,000	9,263,106	7,854,255	1.60%
Octagon Investment Partners 46, Ltd.	Income Note ⁽¹⁰⁾	07/15/36	N/A	37.09%	06/26/20	10,650,000	4,756,542	6,183,697	1.26%
Octagon Investment Partners 48, Ltd.	Subordinated Note	10/20/34	N/A	17.23%	03/25/22	10,000,000	8,193,877	7,338,922	1.49%
Octagon Investment Partners 50, Ltd.	Income Note ⁽¹⁰⁾	01/16/35	N/A	26.63%	10/06/20	9,250,000	5,279,409	5,746,651	1.17%
Octagon 51, Ltd.	Income B Note	07/20/34	N/A	18.09%	04/16/21	10,350,000	8,272,454	7,486,710	1.52%
Octagon 55, Ltd.	Subordinated Note	07/20/34	N/A	17.22%	02/11/22	8,700,000	6,867,974	6,132,399	1.25%
Octagon 58, Ltd.	Income Note ⁽¹⁰⁾	07/15/37	N/A	18.48%	04/21/22	14,900,000	11,987,586	13,622,295	2.77%
OFSI BSL VIII, Ltd.	Income Note ⁽¹⁰⁾ ⁽¹¹⁾	08/16/37	N/A	0.00%	07/18/17	7,719,320	3,884,211	869,641	0.18%
Regatta VII Funding Ltd.	Subordinated Note	12/20/28	N/A	12.62%	10/01/21	6,450,000	2,792,690	1,499,549	0.31%
Regatta VII Funding Ltd.	Class R1A Note	06/20/34	N/A	54.40%	10/01/21	10,126,500	20,450	29,572	0.01%
Regatta VII Funding Ltd.	Class R2 Note	06/20/34	N/A	102.98%	10/01/21	10,126,500	117,227	266,058	0.05%
Regatta XX Funding Ltd.	Income Note ⁽¹⁰⁾	10/15/34	N/A	19.69%	08/04/21	11,000,000	7,334,542	6,712,551	1.37%
Regatta XXI Funding Ltd.	Subordinated Note	10/20/34	N/A	18.48%	06/10/22	9,000,000	6,535,732	5,807,646	1.18%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note	04/20/34	N/A	20.15%	06/14/21	10,300,000	7,472,767	6,269,483	1.28%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note	10/20/34	N/A	18.25%	04/22/22	26,264,625	20,707,781	16,113,077	3.28%
Steele Creek CLO 2015-1, Ltd.	Subordinated Note ⁽⁹⁾	05/21/29	N/A	0.00%	07/26/17	8,100,000	703,630	81,000	0.02%
Steele Creek CLO 2018-1, Ltd.	Income Note ⁽¹⁰⁾	04/15/48	N/A	12.29%	03/28/18	11,370,000	6,535,005	3,438,012	0.70%
Steele Creek CLO 2019-1, Ltd.	Income Note ⁽¹⁰⁾	04/15/49	N/A	14.94%	03/22/19	8,500,000	5,860,637	3,448,307	0.70%
Taconic Park CLO Ltd.	Subordinated Note ⁽⁹⁾	01/20/29	N/A	0.00%	01/14/22	10,700,000	1,684,838	1,712,000	0.35%
Venture 41 CLO, Limited	Subordinated Note	01/20/34	N/A	21.66%	11/30/21	3,325,000	2,523,996	2,227,972	0.45%
Whetstone Park CLO, Ltd.	Subordinated Note	01/20/35	N/A	17.96%	05/03/22	10,560,000	8,529,148	7,637,558	1.55%
Wind River 2013-2 CLO Ltd.	Income Note ⁽¹⁰⁾	10/18/30	N/A	3.98%	06/06/14	11,597,500	5,415,206	2,447,662	0.50%
Wind River 2014-1 CLO Ltd.	Subordinated Note	07/18/31	N/A	3.53%	05/05/16	9,681,764	3,358,864	1,719,009	0.35%
Wind River 2014-3 CLO Ltd.	Subordinated Note	10/22/31	N/A	7.60%	12/17/14	11,000,000	5,210,515	3,006,261	0.61%
Wind River 2016-1 CLO Ltd.	Income Note ⁽⁹⁾ ⁽¹⁰⁾	07/15/28	N/A	0.00%	05/18/16	13,050,000	1,758,611	1,311,480	0.27%
Wind River 2016-1 CLO Ltd.	Subordinated Note ⁽⁹⁾	07/15/28	N/A	0.00%	05/18/16	900,000	62,657	90,000	0.02%
Wind River 2017-1 CLO Ltd.	Income Note ⁽¹⁰⁾	04/18/36	N/A	18.45%	02/02/17	17,700,000	10,218,872	8,198,525	1.67%
Wind River 2017-3 CLO Ltd.	Income Note ⁽¹⁰⁾	04/15/35	N/A	17.03%	08/09/17	23,940,000	14,984,077	11,812,952	2.40%
Wind River 2018-1 CLO Ltd.	Income Note ⁽¹⁰⁾	07/15/30	N/A	17.48%	06/22/18	15,750,000	10,220,654	7,039,109	1.43%
Wind River 2019-2 CLO Ltd.	Income Note ⁽¹⁰⁾	01/15/35	N/A	25.83%	09/20/19	13,470,000	8,400,377	9,013,824	1.83%
Wind River 2022-2 CLO Ltd.	Income Note ⁽¹⁰⁾	07/20/35	N/A	22.93%	06/03/22	8,950,000	6,983,050	8,128,409	1.65%
Zais CLO 3, Limited	Income Note ⁽¹⁰⁾	07/15/31	N/A	6.40%	04/08/15	16,871,644	7,631,879	3,262,114	0.66%
Zais CLO 5, Limited	Subordinated Note ⁽¹¹⁾	10/15/28	N/A	0.00%	09/23/16	5,950,000	2,946,646	178,500	0.04%
Zais CLO 6, Limited	Subordinated Note ⁽¹¹⁾	07/15/29	N/A	0.00%	05/03/17	11,600,000	4,952,332	1,044,000	0.21%
Zais CLO 7, Limited	Income Note ⁽¹¹⁾	04/15/30	N/A	0.00%	09/11/17	12,777,500	6,191,761	1,788,850	0.36%
Zais CLO 8, Limited	Subordinated Note ⁽¹¹⁾	04/15/29	N/A	0.00%	10/11/18	750,000	380,456	105,000	0.02%
Zais CLO 9, Limited	Subordinated Note	07/20/31	N/A	8.37%	10/29/18	3,015,000	1,732,067	848,378	0.17%
							754,139,659	594,249,562	120.89%

Loan Accumulation Facilities ⁽⁴⁾ ⁽⁷⁾ ⁽¹³⁾
Structured Finance
Steamboat XXXII Ltd.	Loan Accumulation Facility	11/13/23	N/A	N/A	11/22/21	5,829,000	5,829,000	5,829,408	1.19%
Steamboat XXXVII Ltd.	Loan Accumulation Facility	01/10/24	N/A	N/A	08/10/21	10,422,500	10,422,500	10,444,306	2.13%
Steamboat XXXIX Ltd.	Loan Accumulation Facility	04/12/23	N/A	N/A	04/13/22	4,817,500	4,817,500	4,822,672	0.98%
Steamboat XLII Ltd.	Loan Accumulation Facility	09/01/24	N/A	N/A	09/06/22	1,372,500	1,372,500	1,372,512	0.28%
							22,441,500	22,468,898	4.58%

See accompanying notes to the Consolidated Schedule of Investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2022

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment	Maturity Date	Reference Rate and Spread	Interest Rate/Effective Yield	Acquisition Date ⁽²⁾	Principal Amount	Cost	Fair Value ⁽³⁾	% of Net Assets
Asset Backed Securities ⁽⁴⁾ ⁽⁵⁾ ⁽⁷⁾
Structured Finance
Autonoria Spain 2022 FT ⁽¹²⁾	Class G Notes	1/31/2040	1M EURIBOR+12.00%	12.70%	09/14/22	$2,700,000	$2,694,195	$2,646,135	0.54%
Deutsche Bank Aktiengesellschaft	LOFT 2022-1A Class C Notes	2/28/2032	3M LIBOR+19.00%	20.54%	08/22/22	1,700,000	1,700,000	1,666,000	0.34%
							4,394,195	4,312,135	0.88%

Bank Debt Term Loan ⁽⁴⁾ ⁽⁵⁾
Consumer Products
JP Intermediate B LLC	Term B 1L Senior Secured Loan	11/20/25	3M LIBOR+5.50%	8.31%	03/02/21	584,024	562,024	440,938	0.09%

Common Stock ⁽⁴⁾
Oil & Gas
McDermott International Ltd	Common Stock	N/A	N/A	N/A	12/31/20	243,875	126,820	87,795	0.02%

Leisure
All Day Holdings LLC	Common Stock	N/A	N/A	N/A	08/19/22	560	-	294	0.00%

Financial Services
Lender MCS Holdings, Inc.	Common Stock	N/A	N/A	N/A	08/12/22	589	-	19,732	0.00%
							126,820	107,821	0.02%

Corporate Bonds ⁽⁵⁾
Chemicals
Unifrax Escrow Issuer Corp ⁽⁴⁾	Secured	09/30/28	N/A	5.25%	09/15/21	512,000	522,102	398,080	0.08%
Unifrax Escrow Issuer Corp ⁽⁴⁾	Senior Unsecured	09/30/29	N/A	7.50%	09/16/21	171,000	176,017	114,570	0.02%

Financial Services
Owl Rock Core Income Corp ⁽⁴⁾	Senior Unsecured	9/16/2027	N/A	7.75%	09/09/22	1,900,000	1,894,897	1,871,557	0.38%

Oil & Gas
Energy Ventures Gom LLC / EnVen Finance Corp ⁽⁴⁾	Second Lien	04/15/26	N/A	11.75%	06/15/21	599,000	620,113	622,960	0.13%
GAC Holdco Inc ⁽⁴⁾	Secured	08/15/25	N/A	12.00%	10/18/21	425,000	443,367	452,094	0.09%

Pipelines
NGL Energy Partners LP / NGL Energy Finance Corp	Senior Unsecured	03/01/25	N/A	6.125%	06/24/21	1,010,000	947,413	813,050	0.17%

Real Estate Investment Trusts
Service Properties Trust	Senior Unsecured	09/15/25	N/A	7.50%	06/24/21	797,400	838,016	747,563	0.15%

Transportation
Seaspan Corp ⁽⁴⁾	Senior Unsecured	08/01/29	N/A	5.50%	07/09/21	901,000	888,999	700,528	0.14%
							6,330,924	5,720,402	1.16%
Warrants ⁽⁴⁾
Oil & Gas
GAC Holdco Inc	Warrant	08/15/26	N/A	N/A	10/18/21	502	26,355	188,250	0.04%

Total investments at fair value as of September 30, 2022							$847,676,801	$680,526,099	138.45%

Liabilities at fair value ⁽¹⁴⁾
6.6875% Unsecured Notes due 2028	Unsecured Note					$(32,423,800)	$(32,423,800)	$(31,846,656)	-6.48%
5.375% Unsecured Notes due 2029	Unsecured Note					(93,250,000)	(93,250,000)	(80,454,235)	-16.37%
6.75% Unsecured Notes due 2031	Unsecured Note					(44,850,000)	(44,850,000)	(41,221,097)	-8.39%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock					(54,313,825)	(54,499,190)	(47,187,851)	-9.60%
Total liabilities at fair value as of September 30, 2022							$(225,022,990)	$(200,709,839)	-40.84%

Net assets above (below) fair value of investments and liabilities at fair value								11,572,329

Net assets as of September 30, 2022								$491,388,589

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of September 30, 2022, the aggregate fair value of these securities is $679.0mm, or 138.13% of the Company’s net assets.
(5)	CLO debt, asset backed securities, bank debt term loan and corporate bond positions reflect the interest rate as of the reporting date.
(6)	As of September 30, 2022, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the interest rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(7)	The fair value of CLO equity, loan accumulation facility and asset backed security investments are classified as Level III investments. See Note 3 "Investments" for further discussion.
(8)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of September 30, 2022, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.16%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 16.29%.
(9)	As of September 30, 2022 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of September 30, 2022, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	The Company has accounted for its 6.6875% Notes due 2028, 5.375% Notes due 2029, 6.75% Notes due 2031 and 6.50% Series C Term Preferred Stock utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

See accompanying notes to the Consolidated Schedule of Investments

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of September 30, 2022, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company. As of September 30, 2022, Sub I and Sub II represent 37.2% and 5.1% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

Computershare Corporate Trust serves as the Company’s custodian.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated schedule of investments include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated schedule of investments are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated schedule of investments and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated schedule of investments is the valuation of investments. In the absence of readily determinable fair values, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, subject to Board oversight. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated schedule of investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). In accordance with Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020, the Board has designated the Adviser to perform the determination of fair value of the Company’s investment portfolio, subject to Board oversight and certain other conditions.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Adviser on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and LAFs, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

A third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Temporary Equity

The Company’s 6.75% Series D Preferred Stock (the “Series D Preferred Stock”) is accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity. FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. Deferred issuance costs on the Series D Preferred Stock consist of fees and expenses incurred in connection with the issuance net of issuance premiums/(discounts), which are capitalized into temporary equity, and are amortized only when it is probable the Series D Preferred Stock will become redeemable. As of September 30, 2022, the Company is compliant with all contingent redemption provisions of the preferred offering; therefore, no deferred issuance costs have been amortized. The following table reflects Series D Preferred Stock balances as of September 30, 2022.

	Shares Outstanding	Liquidation Preference	Deferred Issuance Costs	Carrying Value
Series D Preferred Stock	1,090,937	$27,273,425	$(1,133,540)	$26,139,885

Distributions paid on the Series D Preferred Stock are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), the 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes”), and 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the nine months ended September 30, 2022 was $6.5 million.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

Interest income from investments in bank debt term loans and corporate bonds are recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in bank debt term loans and corporate bonds is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock”) and Series C Term Preferred Stock, and interest paid associated with its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), Series 2028 Notes, Series 2029 Notes and Series 2031 Notes (collectively with the Series 2027 Notes, Series 2028 Notes and Series 2029 Notes, the “Unsecured Notes”).

Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Series B Term Preferred Stock and Series 2027 Notes, as well as amortization of original issue premiums associated with its Series B Term Preferred Stock and Series C Term Preferred Stock.

The following table summarizes the components of interest expense for the nine months ended September 30, 2022:

	Series B Term Preferred Stock	Series C Term Preferred Stock	Series 2027 Notes	Series 2028 Notes	Series 2029 Notes	Series 2031 Notes	Total
Distributions declared and paid	$348,229	$2,572,328	$238,319	$1,891,276	$3,438,918	$2,270,531	$10,759,601
Amortization of deferred issuance costs	22,590	-	13,614	-	-	-	36,204
Amortization of issuance premium	(748)	(74,458)	-	-	-	-	(75,206)
Total interest expense	$370,071	$2,497,870	$251,933	$1,891,276	$3,438,918	$2,270,531	$10,720,599

The Company’s Series B Term Preferred Stock, Series C Term Preferred Stock and Unsecured Notes had no interest payable outstanding as of September 30, 2022.

Deferred Issuance Costs

Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of the Series 2027 Notes and Series B Term Preferred Stock. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Series 2027 Notes and Series B Term Preferred Stock. Amortization of deferred issuance costs is reflected in interest expense in the Consolidated Statement of Operations. Upon the redemption of the Series 2027 Notes and Series B Term Preferred Stock on February 14, 2022 and February 28, 2022, respectively, the remaining balance of unamortized deferred issuance costs associated with such securities was accelerated into net realized loss.

Original Issue Premiums

Consistent with FASB ASC Topic 835-30-35-2, original issue premiums on liabilities consist of premiums received in connection with the issuance of the Series B Term Preferred Stock and Series C Term Preferred Stock as part of the Company’s ATM program. The original issue premiums are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Series B Term Preferred Stock and Series C Term Preferred Stock. Amortization of original issue premium is reflected as a contra expense under interest expense in the Consolidated Statement of Operations.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions and subsequent retirement as a realized gain in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

As of September 30, 2022, the Company held cash in a Computershare Corporate Trust interest earning cash deposit account with a balance of $24.1 million. This account is classified as Level I in the fair value hierarchy.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses and ATM program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Any subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of September 30, 2022, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$837,573,621

Gross unrealized appreciation	$24,638,017
Gross unrealized depreciation	(181,685,539)
Net unrealized depreciation	$(157,047,522)

For the nine months ended September 30, 2022, the Company incurred $75,050 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the nine months ended September 30, 2022, the Company declared and paid monthly distributions on common stock of $51.6 million or $1.20 per share. In addition, the Company paid a special distribution on common stock of $18.5 million or $0.50 per share, which was payable on January 24, 2022 to shareholders of record as of December 23, 2021.

For the nine months ended September 30, 2022, the Company declared and paid dividends on the Series B Term Preferred Stock of $0.3 million or approximately $0.32 per share.

For the nine months ended September 30, 2022, the Company declared and paid dividends on the Series C Term

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

Preferred Stock of $2.6 million or approximately $1.22 per share.

For the nine months ended September 30, 2022, the Company declared and paid dividends on the Series D Preferred Stock of $1.4 million or approximately $1.27 per share.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2022:

Fair Value Measurement (in millions)

	Level I	Level II	Level III	Total
Assets at Fair Value
Cash Equivalents	$24.1	$-	$-	$24.1
CLO Debt	-	53.0	-	53.0
CLO Equity	-	-	594.2	594.2
Loan Accumulation Facilities	-	-	22.5	22.5
Asset Backed Securities	-	-	4.3	4.3
Bank Debt Term Loan	-	0.4	-	0.4
Common Stock	-	0.1	-	0.1
Corporate Bonds	-	5.7	-	5.7
Warrants	-	0.2	-	0.2
Total Assets at Fair Value	$24.1	$59.4	$621.0	$704.5

Liabilities at Fair Value
Series 2028 Notes	$31.8	$-	$-	$31.8
Series 2029 Notes	80.5	-	-	80.5
Series 2031 Notes	41.2	-	-	41.2
Series C Term Preferred Stock	47.2	-	-	47.2
Total Liabilities at Fair Value	$200.7	$-	$-	$200.7

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2022:

Change in Investments Classified as Level III (in millions)

	CLO Equity		Loan Accumulation Facilities		Asset Backed Securities	Total
Balance as of January 1, 2022	$632.7		$47.4		$-	$680.1
Purchases of investments	190.7	(1)	74.1		4.3	269.1
Proceeds from sales or maturity of investments	(70.3	)(2)	(99.1	)(1)	-	(169.4)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(158.9)		0.1		-	(158.8)
Balance as of September 30, 2022(3)	$594.2		$22.5		$4.3	$621.0
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2022	$(159.6)		$-		$-	$(159.6)

(1)	Includes $77.8 million of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.
(2)	Includes $69.4 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
(3)	There were no transfers into or out of level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

Asset Backed Securities

Asset backed securities held by the Company are generally valued using the mid-point of a non-binding indicative broker quotation as of the reporting date. The Adviser categorizes asset backed securities held by the Company as Level III investments as an active market does not exist as of the reporting date.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of September 30, 2022. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2022. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of September 30, 2022	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
	(in millions)
CLO Equity	$568.6	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 9.73%
			Annual Prepayment Rate (2) (3)	20% - 25%
			Reinvestment Spread	3.33% - 5.09% / 3.59%
			Reinvestment Price (2)	95.00% - 99.50%
			Recovery Rate	67.76% - 70.00% / 69.60%
			Expected Yield	4.13% - 95.58% / 25.39%

Asset Backed Securities	$4.3	Indicative Broker Quotation	Broker Quotation	$98.00 - $98.01 / $98.00

Total Fair Value of Level III Investments	$572.9

(1)	Weighted average calculations are based on the fair value of investments.
(2)	A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(3)	0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and data reported by trustees. As a result, fair value assets of $22.5 million have been excluded from the preceding table. Additionally, the preceding table excludes $6.1 million of fair value of newly issued CLO equity valued at transacted cost and $19.5 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Bank Debt Term Loans, Corporate Bonds and Warrants

Bank debt term loans, corporate bonds and warrants held by the Company are generally valued using the mid-point of an indicative broker quotation as of the reporting date. The Adviser categorizes bank debt term loans, corporate bonds and warrants held by the Company as Level II investments as an active market exists as of the reporting date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

Valuation of Common Stock

Common stock held by the Company is generally valued using the mid-point of an indicative broker quotation as of the reporting date. The Adviser categorizes common stock held by the Company as a Level II investment as an active market exists as of the reporting date.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock

The Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. Since December 2019, the spread of COVID-19 has caused social unrest and commercial disruption on a global scale.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The COVID-19 pandemic has magnified these risks and has had, and may continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment have been impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic contributed to increased volatility in global financial markets and have affected countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments.

Following the onset of the pandemic, certain CLOs held by the Company experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades caused, and may in the future cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company held to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors caused, and may in the future cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate in the right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks of Investing in Loan Accumulation Facilities

The Company invests in LAFs, which are short- to medium-term facilities often provided by a bank that will serve as placement agent or arranger in a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate debt instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through equity and junior debt tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

Certain CLO equity and debt securities in which the Company invests earn interest at, and certain CLOs in which it invests obtain financing at, a floating rate based on LIBOR.

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom's financial regulatory body and regulator of LIBOR, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA announced that all LIBOR settings would either cease to be provided by any administrator, or no longer be representative (i) immediately after December 31, 2021 for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and (ii) immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR.

Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. On July 29, 2021, the Alternative Reference Rates Committee (“ARRC”) announced that it recommended Term SOFR, a similar forward-looking term rate which will be based on SOFR, for business loans. As of the date of the consolidated schedule of investments, senior secured loans in which CLOs invest, and CLO

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

debt securities, have begun to transition to utilizing SOFR based interest rates.

Because loans held by CLO issuers and other issuers in which the Company invests may reference LIBOR, the termination of LIBOR presents risks to such issuers and, indirectly, the Company. Investors should be aware that: (a) the transition away from LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the status of LIBOR as a benchmark interest rate due to its anticipated discontinuation may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invests.

Once LIBOR is eliminated as a benchmark rate, market participants (including the Company) may be subject to the risk that an acceptable transition mechanism may not be found or may not be suitable for a particular issuer. In addition, any alternative reference rate and any pricing adjustments required in connection with the transition from LIBOR may impose costs on issuers or may not be suitable to close out positions and enter into replacement trades. Any such consequence could have a material adverse effect on an issuer in whose securities the Company may invest (or its underlying obligors) and their ability to make distributions or service outstanding debt. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the Company’s net investment income and portfolio returns.

Rising Interest Rate Environment

As of the date of the consolidated schedule of investments, the U.S. Federal Reserve has increased certain interest rates as part of its efforts to combat rising inflation. The prospect of further rate increases magnifies the risks associated with rising interest rates described under “Interest Rate Risk,” above. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have benchmark rate floors, if the applicable benchmark rate is below the floor, there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Leverage Risk

The Company has incurred leverage through the issuance of preferred stock and unsecured notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, repurchase agreement transactions, short sale transactions, additional shares of preferred stock and other structures and

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there is effectively a layering of leverage in the Company’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances. Heightened inflationary pressures could increase the risk of default by our underlying obligors.

Low Or Unrated Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high-yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high-yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

Risks Related to Russia’s Invasion of Ukraine

Russia’s military incursion into Ukraine, the response of the United States and other countries, and the potential for wider conflict, has increased volatility and uncertainty in the financial markets and may adversely affect the

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2022

(Unaudited)

Company. Immediately following Russia’s invasion, the United States and other countries imposed wide-ranging economic sanctions on Russia, individual Russian citizens, and Russian banking entities and other businesses, including those in the energy sector. These unprecedented sanctions have been highly disruptive to the Russian economy and, given the interconnectedness of today’s global economy, could have broad and unforeseen macroeconomic implications. The ultimate nature, extent and duration of Russia’s military actions (including the potential for cyberattacks and espionage), and the response of state governments and businesses, cannot be predicted at this time. However, further escalation of the conflict could result in significant market disruptions, and negatively affect global supply chains, inflation and global growth. These and any related events could negatively impact the performance of the Company’s underlying obligors and/or the market value of our common shares or preferred stock.